UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 30, 2013 (May 28, 2013)

MERCK & CO., INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

One Merck Drive, P.O. Box 100, Whitehouse Station, NJ		08889
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (908) 423-1000

                                             N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Annual Meeting of Shareholders held on May 28, 2013, and received the votes set forth below:

1.	All of the following persons nominated were elected to serve as directors and received the number of votes set forth opposite their respective names:

Names	For	Against	Abstained	Broker Non-Votes
Leslie A. Brun	2,121,769,746	40,272,396	6,801,927	377,182,887
Thomas R. Cech	2,133,328,662	28,782,957	6,732,450	377,182,887
Kenneth C. Frazier	2,096,967,321	57,398,361	14,478,387	377,182,887
Thomas H. Glocer	2,144,413,867	17,497,550	6,932,652	377,182,887
William B. Harrison, Jr.	2,131,539,439	30,426,888	6,877,742	377,182,887
C. Robert Kidder	2,131,960,710	29,941,986	6,941,373	377,182,887
Rochelle B. Lazarus	2,151,878,488	10,278,578	6,687,003	377,182,887
Carlos E. Represas	2,119,814,165	42,201,519	6,828,385	377,182,887
Patricia F. Russo	1,925,742,542	236,445,900	6,655,627	377,182,887
Craig B. Thompson	2,153,137,742	8,917,225	6,789,102	377,182,887
Wendell P. Weeks	2,152,256,255	9,762,628	6,825,186	377,182,887
Peter C. Wendell	2,144,313,677	17,618,701	6,911,691	377,182,887

2.	A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013 received 2,469,372,916 votes FOR and 65,799,656 votes AGAINST, 10,854,384 abstentions.

3.	A proposal to approve, by a non-binding advisory vote, executive compensation of our Named Executive Officers received 1,911,814,045 votes FOR and 242,082,334 votes AGAINST, with 14,947,690 abstentions and 377,182,887 broker non-votes.

4.	A shareholder proposal concerning shareholders’ right to act by written consent received 893,291,879 votes FOR and 1,261,180,790 votes AGAINST, with 14,371,400 abstentions and 377,182,887 broker non-votes.

5.	A shareholder proposal concerning special shareowner meetings received 736,831,355 votes FOR and 1,418,569,297 votes AGAINST, with 13,443,417 abstentions and 377,182,887 broker non-votes.

6.	A shareholder proposal concerning a report on charitable and political contributions received 74,570,602 votes FOR and 1,946,308,130 votes AGAINST, with 147,965,337 abstentions and 377,182,887 broker non-votes.

7.	A shareholder proposal concerning a report on lobbying activities received 83,857,390 votes FOR and 1,938,131,812 votes AGAINST, with 146,854,867 abstentions and 377,182,887 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2013

Merck & Co., Inc.

By:	/s/ Katie E. Fedosz
Name: Katie E. Fedosz
Title: Senior Assistant Secretary